EXHIBIT 10.3

***	CERTAIN CONFIDENTIAL
INFORMATION CONTAINED IN THIS
DOCUMENT (INDICATED BY
ASTERISKS) HAS BEEN OMITTED
AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL
TREATMENT UNDER 17 C.F.R.
SECTIONS 200.80(B)(4), 200.83 AND
230.406.

VARIATION LETTER

to

BARBEQUES GALORE GROUP

DATED 21 OCTOBER 2004

Australia and New Zealand Banking Group Limited

ABN 11 005 357 522

21 October 2004

The Directors

Barbeques Galore Limited

327 Chisholm Road

Auburn NSW 2144

Dear Sirs

VARIATION LETTER

Customer	A.B.N.
Barbeques Galore Limited	92 008 577 759
Vilbrent Pty Limited	11 002 055 567
Barbeques Galore Australia Pty Limited	93 001 354 454
Pricotech Leisure Brands Pty Limited	80 002 060 273
G.L.G. Australia Pty Limited	70 001 185 002
Park-Tec Engineering Pty Limited	23 001 387 382
Australian Enamellers Pty Limited	34 002 909 864
Galore Group Services Pty Limited	95 002 060 335

Additional Guarantors

The Galore Group (USA) Inc – as guarantor only

Barbeques Galore Inc – as guarantor only

For the purposes of this offer document, we will refer to the above Customers collectively as Barbeques Galore (“BBQs”) and the above Customers and Additional Guarantors as the Group.

The facilities specified below are available to each customer. Each year at the specified annual review time, we will provide an annual review letter of offer, which will among other things summarise the Barbeques Galore allocation of facilities.

Following the change in facilities you requested, we are pleased to offer the following facilities and variations to the conditions on which the existing facilities are provided as follows:

Summary of facilities

A summary of facilities are as follows:

Facility		Facility Limit AUD
1.	Overdraft Facility (varied)	***
2.	Interchangeable Working Capital Facility Incorporating (varied):	***
I. Variable Rate Commercial Bill Acceptance / Discount Facility
II. Fixed – Variable Rate Commercial Bill Acceptance Discount Facility
III. Documentary Credits / Documents Surrendered Facility
3.	Payroll Facility	***
4.	Encashment Facility	***
5.	Indemnity / Guarantee Facility	***
6.	Foreign Currency Dealing Facility	***
7.	Foreign Currency Settlement Facility	***
8.	Seasonal Fixed – Variable Rate Commercial Bill Acceptance Discount Facility (varied)	***
9.	Lease Finance Facility	***
10.	Interest Rate Swaps Facility	***

Property related:
11.	Variable Rate Commercial Bill Acceptance Discount Facility	***
12.	Fixed – Variable Rate Commercial Bill Acceptance Discount Facility	***

Total AUD facilities		***

Details of the facilities are set out in the facilities schedule to this letter.

Security

The existing security held by us over the Australian operations is to remain in full force and will extend to cover the existing facilities currently being provided to you by us and the varied facilities in this letter.

The existing security held by us over the US operations is to remain in full force. A Subordination Agreement will be entered into between ANZ and Union Bank of California (“UBC”) giving UBC First Priority over US assets up to the amount prescribed in the agreement. This Subordination Agreement, which is a condition precedent to this Variation Letter, is to be negotiated on a best endeavours basis.

The security arrangements are governed by a security structure under which ANZ Capel Court Limited has been appointed security agent.

A review of the security held by ANZ over both BBQs and Guarantors assets and undertakings is being undertaken by ANZ. A condition subsequent to this letter is the right to make reasonable changes or require BBQs to make reasonable changes, within 90 days on a best endeavours basis, necessary to perfect ANZ’s direct security over the Group’s assets and undertakings.

ANZ also requests a review of the Company’s inventory valuation methodology to be provided by BBQs auditors within 60 days of this letter.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Conditions Precedent

Any existing loans to or receivables from The Galore Group (USA) Inc and Barbeques Galore Inc to BBQs will be repaid or settled prior to effect of this letter or a postponement will be granted until a period after which all ANZ Facilities have been repaid by BBQs.

Financial Performance Covenants

You undertake to comply with the following:

•	Group Shareholders Funds are not to fall below AUD 45,000,000 at all times.

•	Group Effective Gearing Ratio defined as Group Total Liabilities divided by (Group Shareholders Funds less Group Intangible Assets) to be less than 1.75:1.

•	Australian Fixed Charges Cover (defined as EBIT calculated on a rolling 12 month basis + Operating Lease Rental Expense, divided by Gross Interest + Operating Lease Rental Expense) to be at least 1.05:1 at all times commencing 31 October 2004.

•	Net Trade Debtors + inventory - trade creditors / Net Working Capital Debt to be at least 2.00:1 on 31 July and 2:50:1 on 31 January of each financial year.

•	Dividends paid in any 12 month period to be less than 33 1/3% of Group NPAT in the preceding 12 month period. Funding to be sourced on a NPAT pro-rata basis from the US operations and Australian operations

•	Australian capital expenditure (including lease financed capital expenditure) to be no more than AUD 5,700,000, being the amount included in the 2005 financial year budget previously provided to ANZ. Any capital expenditure above this amount in the 2005 financial year will require the Bank’s prior written consent.

All financial covenants will be tested half-yearly: 31/07 and 31/01 on half-yearly and year-end accounts accordingly. Financial covenants for the periods ending 30/04 and 31/10 will be included on the monthly management accounts provided for those months.

For the avoidance of doubt, with respect to the financial covenants, “you” or “your” means Barbeques Galore Limited and all of its Australian subsidiaries.

The following definitions apply to the above financial covenants.

“Accounting Standards” means:

a)	financial statements prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”); or

b)	such other standards, principles and practices that we may otherwise agree to in writing from time to time.

“EBIT” means earnings before income tax and before Gross Interest, being your gross income less costs and expenses incurred by you during the same period as disclosed by the profit and loss account excluding any income tax expense and Gross Interest.

“Gross Interest” means the aggregate of interest and amounts in the nature of interest incurred (including without limitation payments in the nature of interest under any finance leases) or paid or for which provision has been made during the relevant accounting period.

“Group” means Customer and Additional Guarantors.

“Intangible Assets” means:

(a)	patents, patent rights, trademarks, trade names, franchises, copyrights, licences, permits, goodwill, and other intangible assets classified as such in accordance with generally accepted Accounting Standards; and

(b)	all prepayments; and

(c)	future income tax benefits being the estimated amount of future saving in income tax likely to arise as a result of:

(i)	the reversal of timing differences; and

(ii)	the recoupment of carried forward tax losses, calculated in accordance with Accounting Standards.

“Net Trade Debtors” means Trade debtors less provisions for doubtful debts as defined in accordance with Accounting Standards.

“Net Working Capital Debt” means the aggregate of all net credit and debit balances under each of the Current Account, Overdraft Facility, Interchangeable Working Capital Facility and the Seasonal Fixed – Variable Rate Commercial Bill Acceptance / Discount Facility.

“Operating Lease Rental Expense” means, in respect of any period, the aggregate of all expenses in the nature of rent incurred by any member of the Group, including (but not limited to) any expense in the nature of rent in respect of any real property or equipment, but does not include expenses in the nature of outgoings.

“Shareholders Funds” means the total consolidated net book value of your assets after all appropriate deductions in accordance with generally accepted Accounting Standards (including without limitation, reserves for doubtful receivable, obsolescence, depreciation and amortisation) less the consolidated liabilities (including tax and other proper accruals, and any deferred income) calculated in accordance with Accounting Standards.

“Total Liabilities” means the total of all your liabilities (including provisions, tax and other accruals, dividends declared or accrued but not paid, and any deferred income) calculated in accordance with Accounting Standards and computed on a consolidated basis.

“Trade Creditors” means confirmed liabilities within the creditors ledger, plus any accrued liabilities which relate to inventory received but for which an invoice has not been processed as at balance date.

Certificate of Compliance with Financial Undertakings

You agree to provide a certificate of compliance with the financial ratios specified in this letter, including reasonable details of the methodology used to calculate the ratios, and certify that all Financial Information provided to us gives a true and fair view of your financial condition and the result of your operations as at the date and in relation to the period in respect of which they were prepared.

The certificate referred to in the preceding paragraph must be signed by one of your directors and by one other person, being a director or secretary. These certificates must be provided within 60 days following half-year end and 90 days following the full year-end to 31 January.

Financial Monitoring

You agree to provide us with:

•	Your Form 20-F (US GAAP) audited annual financial statements as soon as they are available, but not later than 120 days after financial year-end.

•	Auditors Certificate as soon as it is available, but not later than 90 days after financial year-end. The Auditors Certificate is to be signed by your external auditor and is to confirm for the previous financial year on a consolidated basis for the Australian operations the following financial statement items:

Interest Expense	Shareholder Funds	Trade Debtors
Rental Expense	Total Liabilities	Trade Creditors
Tax Expense	Intangible Assets	Inventory
Long term Debt	Short term Debt

•	Your Form 6-K (US GAAP) quarterly financial reporting package (incorporating balance sheet and profit and loss statement) with budget comparisons within 60 days of the quarter end. Budget comparisons are also to include the Group’s original full 12-month cash flow forecast against which the current actual cash flow can be compared.

•	Annual budget information including cashflow, balance sheet and profit and loss statement upon Board ratification but not later than 45 days after the financial year end.

•	Statutory Declaration evidencing the Australian dollar level of assets held in each Australian state to be provided with annual audited accounts.

•	Monthly management accounts including balance sheet and cashflow statements, covering Australia trading results, as agreed by ANZ, to be provided within 30 days of month end when January, April, July and October, otherwise within 45 days of month end.

•	Any other information as required by ANZ from time to time.

Review Event

The Bank reserves the immediate right of review as described in clause 9 of the Banks General Conditions (Fourth Edition 2003), in the event of any material differences as determined by the Bank between the audited annual consolidated accounts and the annual consolidated accounts.

Negative Pledge

You agree not to create or permit to exist, a mortgage, pledge, lien, charge, assignment or any other arrangement with another party (including any set –off arrangement) having a similar effect as a grant of security other than any security:

a)	Arising by operation of law or statute;

b)	Arising in relation to the financing arrangements provided by Union Bank of California; or

c)	In respect of which we have given our prior written consent.

General Conditions and Specific Conditions

Our General Conditions (Fourth Edition 2003) now apply to the facilities as well as any applicable Specific Conditions to the facilities. Both the General Conditions and any applicable Specific Conditions are enclosed with this letter of offer.

Other Conditions

Loans to US associated entities

No loans or payments to The Galore Group (USA) Inc and Barbeques Galore Inc without ANZ’s written consent.

Dividends paid which are attributable to the NPAT of The Galore Group (USA) Inc and Barbeques Galore Inc are to be funded via a cash transfer from the US entities to the Australian entity paying shareholders.

Interest on Current Accounts

The interest rate applicable on creditor funds is currently based on the Calculated Cash Rate (CCR) ***. The CCR fluctuates daily and can be verified in the interest rate section of the Australian Financial Review.

Interest rate on excesses and overdue amounts

For the purposes of clause 8 of the General Conditions, the applicable rate of interest is the Bank’s reference rate plus a margin of 4% pa.

Excess fee

If drawings are made to your account in excess of the agreed limit and we decide to pay those drawings, we may charge an excess fee of up to $50. This fee is to compensate us for costs we incur as a result of an excess. If charged, this fee is payable on the date of the excess.

Provision of information to our wholly-owned subsidiaries

You consent to our providing information about you and your account(s) to our wholly-owned subsidiaries, especially but not solely for marketing purposes, to inform you about other financial services that may suit your needs.

Change of control

If a change of control occurs, it is an event of default unless waived by us.

For the purposes of this agreement, a change of control occurs if, without our prior written consent, effective control of you or any surety or any of your or their subsidiaries is, in our opinion altered to any material extent from that subsisting at the date of our offer. “Effective control” of a corporation means:

(a)	control of the composition of the board of directors of that corporation;

(b)	control of more than half the voting rights attaching to shares in that corporation; or

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

(c)	control of more than half the issued share capital of that corporation (excluding any part which carries no right to participate beyond the specified amount in the distribution of either profit or capital), and includes the acquisition by any means of a person of a relevant interest (whether actual or deemed within the meaning of the Corporations Law) in shares in that corporation sufficient to allow that person either alone or jointly to exercise the control referred to in items (a), (b) or (c) of this definition. For the purpose of this definition, control shall be determined having regard to the provisions of the Corporations Law.

Valuations

You agree that the following properties must be revalued for the Bank at least once every 3 years at your cost while facilities continue to be provided by the Bank.

a)	327 Chisholm Rd, Auburn NSW (if settlement of existing sale contract does not occur)

b)	45 Princes Rd, Regents Park NSW (if settlement of existing sale contract does not occur)

c)	321 Chisholm Rd, Auburn NSW

Each valuation must be undertaken by a reputable licensed property valuer acceptable to the Bank.

These valuations are next due as at August 2005.

Engagement of experts and consultants

You agree that:

any expert or consultant (‘ANZ appointee”) providing services to the Bank and which is commissioned by the Bank, is engaged exclusively for our benefit, whether or not their fees are to our account or borne directly or indirectly by you; and neither we nor any Bank employee will be liable to you or any other person for any loss, liability, cost or expense that is caused (directly or indirectly) by anything that an ANZ appointee does or does not do arising out of the provision of a service to the Bank.

The above costs do not include any allowance for other documents or advices required by us which are ancillary to the securities or Bank fees such as settlement fees or any external costs such as government stamp duty or registration fees.

Annual Review

The facilities are subject to annual review. The next review date will be on 9 March 2005.

If the annual review is not carried out on or before the next review date, we may carry out the annual review at any time after the next review date.

No Other Variations

Except as indicated within this document, it is not proposed to vary any of the other conditions of your facilities.

Offer period

Our offer is available for acceptance until the close of business on 21 November 2004, unless otherwise extended by the Bank in writing.

We may withdraw our offer at any time before you accept it if we become aware of anything which, in our opinion, adversely alters the basis on which we made our offer.

Acceptance

To accept this offer, please sign the duplicate of this letter of offer where indicated and return it to us at this office.

Yours faithfully,

Linda Nelson	Nikki Kemp
Senior Analyst	Associate Director
Institutional Banking	Institutional Banking

FACILITIES SCHEDULE

FACILITIES SCHEDULE to Variation Letter of offer dated 21 October 2004.

1. Overdraft Facility

Borrower:	All Customers

Facility limit:	AUD *** on 30 November 2004 and thereafter.

The overdraft has been provided with set-off for interest purposes between accounts conducted by you with us. This arrangement is in place on the understanding that you acknowledge our right to apply the whole or part of any credit balances in any of your accounts held with us in payment of any debit balances of any of your accounts held with us.

Termination date:	Not before the next review date.

Purpose:	Working capital requirements.

Interest rate:	ANZ’s reference rate for amounts up to the facility limit.

ANZ’s reference rate is published weekly (usually each Monday) in the Australian Financial Review.

Interest payment:	Monthly in arrears on the first business day of each month, accruing daily starting on the first day of overdraft (interest is charged and payable monthly).

Fees:	Line fee:

Refer Appendix A – Pricing Matrix.

The line fee is payable on the highest facility limit recorded for your accounts. This fee is payable quarterly in arrears on the 15th day of each February, May, August and November, for the quarter ended January, April, July and October respectively.

Set-off fee:

$150 per account per quarter. This fee is payable quarterly in arrears on the 15th day of each February, May, August and November, for the quarter ended January, April, July and October respectively.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Transfer fee:

A daily transfer fee of $10.00 per transfer exists for transactions between the ODTD and STA with your main operating account.

Prepayment:	Prepayment or cancellation of the facility (in whole or in part) may be effected without penalty at any time at the election of the customer.

Specific Conditions	Apply.

2. Documentary Credit/ Documents Surrendered/Fixed-Variable Rate Commercial Bill Acceptance-Discount Facility - Fully Interchangeable

Borrower:	All Customers

Total Facility limit:	AUD *** on 30 November 2004 and thereafter.

Interchangeable working capital facility

(Representing the aggregate face value of the bills)

Termination date:	Not before the next review date.

Purpose:	Working capital and trade finance requirements.

Fees:	Line Fee:

Refer Appendix A – Pricing Matrix. Payable on the Total Facility Limit quarterly in advance.

Total facility limit for Interchangeable Facility:	You may only make a drawing under a particular facility included in the Interchangeable Facility so long as the making of the drawing would not cause:

a) the amount of the outstanding drawings under both the facilities included in the Interchangeable Facility to exceed the total facility limit for the Interchangeable Facility; and

b) the amount of the outstanding drawings under the particular facility under which the drawing is made to exceed the facility limit, if any, for that particular facility.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Interchangeable facilities are as follows:

i) Variable Rate Commercial Bill Acceptance / Discount Facility

Yield Rate:	For each drawing of bills, a rate quoted by us for the face value of the bills for the relevant tenor.

The actual rate used in the calculation will be the Bank Bill Swap Rate - Average Bid (rounded to the nearest two decimal places) plus a margin.

The Bank Bill Swap Rate - Average Bid is quoted on the BBSY screen of Reuters on the day the quote is given and advertised in the Australian Financial Review the following business day. For drawings less than AUD 10M there is a 0.05% p.a. margin charged in addition to cover administration of less than marketable parcels.

An additional margin reflecting any movement in the Bank Bill Swap Rate - Average Bid since its quotation on the BBSY screen of Reuters may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be rolled.

Full details of how the rate has been calculated will be given on the quotation given.

Fees:	Acceptance fee:

Refer Appendix A – Pricing Matrix.

For each bill, an acceptance fee equal to the relevant percent p.a. on the face amount of the bill calculated on the tenor of the bill and payable on the drawdown date for the bill.

Specific Conditions:	Apply.

ii) Fixed Rate Commercial Bill Acceptance / Discount Facility

Yield Rate:	For each drawing of bills, a rate fixed for all rollovers up until the last day of the term.

Fees:	Acceptance fee:

Refer Appendix A – Pricing Matrix.

For each bill, an acceptance fee equal to the relevant percent p.a. on the face amount of the bill calculated on the tenor of the bill and payable on the drawdown date for the bill.

For drawings less than AUD 10M there is a 0.05% p.a. margin charged in addition to cover administration of less than marketable parcels.

Specific Conditions:	Apply.

iii) Documentary Credit/Documents Surrendered Facility (Local or Overseas)

Condition precedent:	You are only entitled to use the facility if we agree to the terms of your application and if you execute all documents required by us.

Fees:	Refer Appendix A – Pricing Matrix.

Specific Conditions:	There are no Specific Conditions that apply to this facility.

3. Payroll Facility

Borrower:	All Customers

Facility limit:	AUD ***

Termination date:	Not before the next review date.

Purpose:	Enable processing of payroll via ANZ OnLine.

Pay – away exposure:	Any pay – away exposure under this facility will be against funds available in your account or, if the provision of credit is required, will be debited to your overdraft.

Specific Conditions:	There are no Specific Conditions that apply to this facility.

4. Encashment Facility

Borrower:	All Customers

Facility limit:	AUD ***

Termination date:	Not before the next review date.

Purpose:	Enable the encashment of cheques at various Branches.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Fees:	Establishment fee:

$80 for each encashment arrangement. This charge is subject to variation at any time during the term of the facility.

Renewal fee:

$120 for each encashment arrangement. This charge is subject to variation at any time during the term of the facility.

Specific Conditions:	There are no Specific Conditions that apply to this facility.

5. Indemnity / Guarantee Facility

Borrower:	All Customers

Facility limit:	AUD ***

Termination date:	Not before the next review date.

Purpose:	Rental bonds.

Fee rate for each Bank Guarantee:	1.0% pa subject to a minimum fee of $100 per half year. The minimum fee is subject to variation at any time during the term of the facility.

Fee payment:	For each Bank Guarantee, the fee is payable on the date of drawdown and afterwards half yearly.

Specific Conditions:	Apply.

6. Foreign Currency Dealing Facility

Borrower:	All Customers

Facility limit:	AUD ***

(For this purpose we adjust the face value of the customer’s obligation under each transaction by a multiplier (determined by us). The process includes conversion of any foreign currency amount to the equivalent amount in AUD).

Termination date:	Not before the next review date.

Purpose:	Spot and forward exchange dealing (including currency swaps).

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

No pay away exposure except under Foreign Currency Settlement Facility limit:	We do not assume any pay away exposure under this facility unless and to the extent that it links this facility with a Foreign Currency Settlement Facility. Except to that extent we can have no obligation to deliver currency under a contract until we are satisfied that counter funds have been lodged by you or on your behalf.

Condition precedent:	You may only enter into a foreign currency contract with us if we agree to the terms of the contract and if you execute all other documents required by us.

Maximum contract term:	The maximum term for a foreign currency dealing contract is 12 months.

Specific Conditions:	There are no Specific Conditions that apply to this facility.

7. Foreign Currency Settlement Facility

Borrower:	All Customers

Facility limit:	AUD ***

(For this purpose we will determine the exchange rates to convert foreign currency amounts to the equivalent amounts in AUD).

The facility is linked to the Foreign Currency Dealing Facility. The facility limit represents the extent to which we will assume pay away exposure, on any one settlement day, for foreign exchange contracts maturing on that day.

Termination date:	Not before the next review date.

Purpose:	To allow delivery of currency under foreign exchange contracts before we have received confirmation that counter funds have been lodged by you or on your behalf.

Condition precedent:	We will only assume pay away exposure for your obligation under a foreign exchange contract, if we have agreed to the terms of the contract and you have executed all documents required by us.

Specific Conditions:	There are no Specific Conditions that apply to this facility.

8. Variable Rate Commercial Bill Acceptance/Discount Facility - Seasonal Trade

Borrower:	All Customers

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Facility limit:	AUD *** - available for six months only, between 1/6 and 1/12 of each year unless otherwise agreed.

Termination date:	Not before the next review date.

Purpose:	Working capital requirements during peak import/ manufacturing periods.

Yield rate:

For each drawing of bills, a rate quoted by us for the face value of the bills for the relevant tenor.

The actual rate used in the calculation will be the Bank Bill Swap Rate - Average Bid (rounded to the nearest two decimal places) plus a margin.

The Bank Bill Swap Rate - Average Bid is quoted on the BBSY screen of Reuters on the day the quote is given and advertised in the Australian Financial Review the following business day.

The margin to be applied will depend on the size of the bill parcel and tenor.

For drawings less than AUD 10M there is a 0.05% p.a. margin charged in addition to cover administration of less than marketable parcels.

An additional margin reflecting any movement in the Bank Bill Swap Rate - Average Bid since its quotation on the BBSY screen of Reuters may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be rolled.

Full details of how the rate has been calculated will be given on the quotation given.

Fees:	Line Fee:

Refer Appendix A– Pricing Matrix.

The line fee is payable quarterly in advance commencing from 1 April 2004.

Acceptance Fee:

Refer Appendix A – Pricing Matrix.

For each drawing, an acceptance fee equal to the relevant percentage p.a. on the amount of the drawing.

Specific Conditions	Apply.

9. Variable Rate Commercial Bill Acceptance/ Discount Facility

Borrower:	All Customers

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Facility limit:	AUD ***

Termination date:	The earlier of:

i. next review date, or

ii. settlement of the sale of the following properties:

327 Chisholm Rd, Auburn NSW
45 Princes Rd, Regents Park NSW
321 Chisholm Rd, Auburn NSW

Unless otherwise agreed by the Bank, all proceeds from the sale of the above properties will be applied to permanently reduce this facility at settlement of sale.

Purpose:	Purchase of capital equipment

Yield rate:	For each drawing of bills, a rate quoted by us for the face value of the bills for the relevant tenor.

The actual rate used in the calculation will be the Bank Bill Swap Rate - Average Bid (rounded to the nearest two decimal places) plus a margin.

The Bank Bill Swap Rate - Average Bid is quoted on the BBSY screen of Reuters on the day the quote is given and advertised in the Australian Financial Review the following business day. For drawings less than AUD 10M there is a 0.05% margin charged in addition to cover administration of less than marketable parcels.

An additional margin reflecting any movement in the Bank Bill Swap Rate - Average Bid since its quotation on the BBSY screen of Reuters may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be rolled.

Full details of how the rate has been calculated will be given on the quotation given.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Fees:	Line Fee:

Refer Appendix A – Pricing Matrix.

The line fee is payable quarterly in advance.

Acceptance Fee:

Refer Appendix A – Pricing Matrix.

For each bill, an acceptance fee equal to the relevant percent p.a. on the face amount of the bill calculated on the tenor of the bill and payable on the drawdown date for the bill.

For drawings less than AUD 10M there is a 0.05% p.a. margin charged in addition to cover administration of less than marketable parcels.

Specific Conditions	Apply.

10. Fixed - Variable Rate Commercial Bill Acceptance/ Discount Facility

Borrower:	All Customers

Facility limit:	AUD ***

Termination date:	The earlier of:

iii. next review date, or iv. settlement of the sale of the following properties: 327 Chisholm Rd, Auburn NSW 45 Princes Rd, Regents Park NSW 321 Chisholm Rd, Auburn NSW

Unless otherwise agreed by the Bank, all proceeds from the sale of the above properties will be applied to permanently reduce this facility at settlement of sale.

Purpose:	To assist with the purchase of 45 Princes Road, Regents Park NSW.

Yield rate:	For each drawing of bills, our cost of funds rate quoted for the face value of the bills for the relevant tenor.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Fees:	Line Fee:

Refer Appendix A – Pricing Matrix.

The line fee is payable quarterly in advance.

Acceptance Fee:

Refer Appendix A – Pricing Matrix.

For each bill, an acceptance fee equal to the relevant percent p.a. on the face amount of the bill calculated on the tenor of the bill and payable on the drawdown date for the bill.

For drawings less than AUD 10M there is a 0.05% p.a. margin charged in addition to cover administration of less than marketable parcels.

Specific Conditions	Apply.

11. Lease Finance Facility

Borrower:	All Customers

Facility limit:	AUD ***.

Termination date:	Not before the next review date.

Purpose:	To fund plant and equipment and store fitout purchases.

Subject to execution of Lease Acknowledgment	You are entitled to a lease only upon acceptance by us, and execution by the parties (in the standard form provided by us), of a Lease Acknowledgment in terms of the Master Lease Agreement, which constitute the Specific Conditions for the facility/ leases already drawn under the facility before your acceptance of our offer.

Specific Conditions	Apply.

12. Interest Rate Swap Facility

Borrower:	All Customers

Facility limit:	AUD ***.

Termination date:	Not before the next review date.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Purpose:	To cover potential exposures to the Bank should the customer enter into any interest rate hedging transactions.

Term:	Maximum term is 1 year.

Condition precedent:	You will only be entitled to use the facility if we agree with the terms of each transaction and if we execute all documents reasonably required by us to be executed.

Specific Conditions:	There are no Specific Conditions that apply to this facility.

Appendix A to the Variation Letter Dated 21 October 2004

Covenant Performance	AUD 14.0M Interchangeable Working Capital & AUD 2.0M Seasonal Facilities	AUD 2.4M Overdraft Facility	AUD 2.65M & AUD 5.0M Commercial Bill Facilities
Fixed Charges Cover ≥ 1.40 times	Line Fee: 0.50% p.a. Commercial Bill drawings: Acceptance fee 0.50% Documents Surrendered drawings: Margin: 0.25% p.a. USD / AUD Trade Finance drawings: Margin: 0.50%	Line Fee: 0.50% p.a. Overdraft Margin: ANZ Reference Rate plus 0% p.a.	Line Fee: 0.50% p.a. Commercial Bill drawings: Acceptance fee 0.50%

Fixed Charges Cover < 1.40 times and ≥ 1.20 times	Line Fee: 0.50% p.a. Commercial Bill drawings: Acceptance fee 0.75% Documents Surrendered drawings: Margin: 0.50% p.a. USD / AUD Trade Finance drawings: Margin: 0.75%	Line Fee: 0.50% p.a. Overdraft Margin: ANZ Reference Rate plus 0% p.a.	Line Fee: 0.50% p.a. Commercial Bill drawings: Acceptance fee 0.75%

Fixed Charges Cover < 1.20 times and ≥ 1.10 times	Line Fee: 0.65% p.a. Commercial Bill drawings: Acceptance fee 0.90% Documents Surrendered drawings: Margin: 0.65% p.a. USD / AUD Trade Finance drawings: Margin: 0.90%	Line Fee: 0.65% p.a. Overdraft Margin: ANZ Reference Rate plus 0% p.a.	Line Fee: 0.65% p.a. Commercial Bill drawings: Acceptance fee 0.90%

Fixed Charges Cover < 1.10 times and ≥ 1.05 times	Line Fee: 0.75% p.a. Commercial Bill drawings: Acceptance fee 1.00% Documents Surrendered drawings: Margin: 0.75% p.a. USD / AUD Trade Finance drawings: Margin: 1.00%	Line Fee: 0.75% p.a. Overdraft Margin: ANZ Reference Rate plus 0.15% p.a.	Line Fee: 0.75% p.a. Commercial Bill drawings: Acceptance fee 1.00%

Until you provide us with a Certificate of Compliance with Financial Undertakings, next due within 90 days from 31 January 2005 as referred to in the Annual Review & Variation Letter dated 21 October 2004, the facility pricing for each of the facilities referred to in the above pricing matrix will be calculated in line with the Fixed Charges Cover Ratio at <1.20 times and >1.10 times.

At each covenant testing date and based on the provision of the Certificate of Compliance with Financial Undertakings, facility pricing will be reviewed in accordance with the above matrix, to be applied effective from the date of receipt by the bank of the Certificate.

ACCEPTANCE

To:	Australia and New Zealand Banking Group Limited
Institutional Banking
1/20 Martin Place
Sydney NSW 2000

Acceptance of offer

Variation Letter dated 21 October 2004.

We accept your offer to provide the facilities on the conditions detailed in this letter and acknowledge receipt of the General Conditions (Fourth Edition 2003).

We each state that each of the facilities detailed in this letter of offer is not being acquired wholly and exclusively for the private or domestic use of any person.

Dated

SIGNED for and on behalf of the

customer by one of its authorised

representatives:

Barbeques Galore Limited
Authorised representative

ROBERT BARRY GAVSHON
Print name of authorised representative

Vilbrent Pty Limited
Authorised representative

ROBERT BARRY GAVSHON
Print name of authorised representative

Barbeques Galore Australia Pty Limited
Authorised representative

ROBERT BARRY GAVSHON
Print name of authorised representative

Pricotech Leisure Brands Pty Limited
Authorised representative

ROBERT BARRY GAVSHON
Print name of authorised representative

G.L.G Australia Pty Limited
Authorised representative

ROBERT BARRY GAVSHON
Print name of authorised representative

Park-Tec Engineering Pty Limited
Authorised representative

ROBERT BARRY GAVSHON
Print name of authorised representative

Australian Enamellers Pty Limited
Authorised representative

ROBERT BARRY GAVSHON
Print name of authorised representative

Galore Group Services Pty Limited
Authorised representative

ROBERT BARRY GAVSHON
Print name of authorised representative

Galore Group (USA) Inc
Authorised representative

ROBERT BARRY GAVSHON
Print name of authorised representative

Barbeques Galore (USA) Inc
Authorised representative

ROBERT BARRY GAVSHON
Print name of authorised representative

SURETY ACKNOWLEDGMENT

To:	Australia and New Zealand Banking Group Limited
Institutional Banking
1/20 Martin PI
Sydney NSW 2000

Surety acknowledgment to Variation Letter dated 21 October 2004.

Each of the following sureties acknowledges that the securities given, or to be given by us secure all present and future obligations of the customers to the Bank, including obligations in respect of the facilities.

Dated

SIGNED for and on behalf of BARBEQUES GALORE LIMITED

by one of its directors/ authorised representatives

ROBERT BARRY GAVSHON
Print Name of Authorised Representative

Director/ Authorised Representative

SIGNED for and on behalf of VILBRENT PTY LIMITED

by one of its directors/ authorised representatives

ROBERT BARRY GAVSHON
Print Name of Authorised Representative

Director/ Authorised Representative

SIGNED for and on behalf of BARBEQUES GALORE AUSTRALIA PTY LIMITED by one of its directors/ authorised representatives

ROBERT BARRY GAVSHON
Print Name of Authorised Representative

Director/ Authorised Representative

SIGNED for and on behalf of GALORE PTY LIMITED

by one of its directors/ authorised representatives

ROBERT BARRY GAVSHON
Print Name of Authorised Representative

Director/ Authorised Representative

SIGNED for and on behalf of THE GALORE GROUP INTERNATIONAL PTY LIMITED by one of its directors/ authorised representatives

ROBERT BARRY GAVSHON
Print Name of Authorised Representative

Director/ Authorised Representative

SIGNED for and on behalf of BOSMANA PTY LIMITED

by one of its directors/ authorised representatives

ROBERT BARRY GAVSHON
Print Name of Authorised Representative

Director/ Authorised Representative

SIGNED for and on behalf of PRICOTECH LEISURE BRANDS PTY LIMITED by one of its directors/ authorised representatives

ROBERT BARRY GAVSHON
Print Name of Authorised Representative

Director/ Authorised Representative

SIGNED for and on behalf of REDGUN PTY LIMITED

by one of its directors/ authorised representatives

ROBERT BARRY GAVSHON
Print Name of Authorised Representative

Director/ Authorised Representative

SIGNED for and on behalf of G.L.G. AUSTRALIA PTY LIMITED

by one of its directors/ authorised representatives

ROBERT BARRY GAVSHON
Print Name of Authorised Representative

Director/ Authorised Representative

SIGNED for and on behalf of PARK-TEC ENGINEERING PTY LIMITED by one of its directors/ authorised representatives

ROBERT BARRY GAVSHON
Print Name of Authorised Representative

Director/ Authorised Representative

SIGNED for and on behalf of DOUGLAS MANUFACTURING PTY LIMITED by one of its directors/ authorised representatives

ROBERT BARRY GAVSHON
Print Name of Authorised Representative

Director/ Authorised Representative

SIGNED for and on behalf of AUSTRALIAN ENAMELLERS PTY LIMITED by one of its directors/ authorised representatives

ROBERT BARRY GAVSHON
Print Name of Authorised Representative

Director/ Authorised Representative

SIGNED for and on behalf of COOK-ON-GAS PRODUCTS (AUSTRALIA) PTY LIMITED by one of its directors/ authorised representatives

ROBERT BARRY GAVSHON
Print Name of Authorised Representative

Director/ Authorised Representative

SIGNED for and on behalf of COUGAR LEISURE PRODUCTS PTY LIMITED by one of its directors/ authorised representatives

ROBERT BARRY GAVSHON
Print Name of Authorised Representative

Director/ Authorised Representative

SIGNED for and on behalf of GALORE GROUP SERVICES PTY LIMITED by one of its directors/ authorised representatives

ROBERT BARRY GAVSHON
Print Name of Authorised Representative

Director/ Authorised Representative

SIGNED for and on behalf of GALORE GROUP NOMINEES PTY LIMITED by one of its directors/ authorised representatives

ROBERT BARRY GAVSHON
Print Name of Authorised Representative

Director/ Authorised Representative

SIGNED for and on behalf of G.L.G. TRADING PTY LIMITED

by one of its directors/ authorised representatives

ROBERT BARRY GAVSHON
Print Name of Authorised Representative

Director/ Authorised Representative

SIGNED for and on behalf of THE GALORE GROUP (USA) INC.

by one of its directors/ authorised representatives

ROBERT BARRY GAVSHON
Print Name of Authorised Representative

Director/ Authorised Representative

SIGNED for and on behalf of BARBEQUES GALORE INC.

by one of its directors/ authorised representatives

ROBERT BARRY GAVSHON
Print Name of Authorised Representative

Director/ Authorised Representative

SIGNED for and on behalf of POOL PATIO’N THINGS INC.

by one of its directors/ authorised representatives

ROBERT BARRY GAVSHON
Print Name of Authorised Representative

Director/ Authorised Representative